                                  Exhibit 10(b)

                       SUBSCRIPTION AND PURCHASE AGREEMENT

                             UP TO 1,774,080 SHARES

                           OF SERIES C PREFERRED STOCK





         THIS SUBSCRIPTION AND PURCHASE AGREEMENT (the "Agreement") is entered into as of the ____ day of _________, 1996 by and between OXIS INTERNATIONAL, INC., a Delaware corporation (the "Company"), and [all investors identified in attachment to this Subscription] (the "Investor").

         In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the Company and the Investor mutually agree as follows:


                                    ARTICLE l

                        Description of Proposed Financing

         1.1      Authorization of Sale of Series C Preferred. The Company has
                  -------------------------------------------
authorized the offer, issuance and sale (the "Offering") of a maximum of 1,774,080 shares of Series C Preferred Stock ("Series C Preferred"), pursuant to the Overseas Memorandum (defined below) and the U.S. Memorandum (defined below). The Company, upon its sole discretion, may increase the amount of Series C Preferred sold in the Offering. The rights and preferences of the Series C Preferred shall be as set forth in the Certificate of Designations, Preferences and Rights of Series C Preferred Stock attached as Exhibit A hereto which has been filed with the Delaware Secretary of State ("Certificate of Designations").

         1.2      Purchase and Sale of the Series C Preferred. Subject to the
                  -------------------------------------------
terms and conditions of this Agreement and in reliance upon the representations and warranties contained herein, the Company agrees to sell to the Investor and to other investors signing similar forms of Subscription and Purchase Agreement the shares of Series C Preferred for which each such Investor shall subscribe. The exact amount of the Investor's subscription is set forth in Section 8.1 hereof. The purchase price per share of Series C Preferred is U.S. $1.30.

         1.3      Closing. The Closing of the purchase and sale of the Series C
                  -------
Preferred contemplated by this Agreement (herein the "Closing") shall take place at such time as agreed between the Company and the Investor. At the Closing, the Company shall deliver to the Investor one or more Certificates evidencing the shares of Series C Preferred to be purchased by such Investor, against delivery to the Company by the Investor of a certified or cashier's check (or other form of payment acceptable to the Company) in the amount of the purchase price of the Series C Preferred.


                                    ARTICLE 2

                  Representations and Warranties of the Company

         The Company hereby represents and warrants to the Investors that:

         2.1      Disclosure. The Company has provided to the Investor the
                  ----------
Company's

Confidential Private Placement Memorandum, dated March 18, 1996 (the "U.S. Memorandum") together with the Company's Confidential Private Placement Memorandum, dated January 26, 1996 (the "Overseas Memorandum"), which includes as exhibits, without limitation, the Company's Business Plan dated January 1996 and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and its quarterly reports on Form 10-Q for the quarterly periods ended March 31, 1995, June 30, 1995 and September 30, 1995, in addition to certain Risk Factors disclosure (collectively, the "Offering Documents"). The Company has fully provided the Investor with all the information which the Investor has requested for deciding whether to purchase the Series C Preferred. The Investor acknowledges that the Company is engaged in an offering of the Series C Preferred solely to investors outside the United States (as described in the Overseas Memorandum, hereinafter referred to the "Overseas Offering") and acknowledges and agrees that this Offering is a simultaneous offering solely to U.S. investors pursuant to Regulation D promulgated pursuant to the Securities Act of 1933, as amended.

         2.2      Binding Obligation. This Agreement and each additional
                  ------------------
agreement expressly contemplated by this Agreement, constitute a valid and legally binding obligation of the Company.


                                    ARTICLE 3

                 Representations and Warranties of the Investor

         3.1      High Risk Investment. The Investor is aware that investment in
                  --------------------
the Series C Preferred involves a high degree of risk. The Investor represents that it has read and carefully considered the disclosures set forth in this Agreement and the Offering Documents, including the risk factors enumerated herein and in the Offering Documents, and it understands that an investment in this Offering should be considered only by a person able to withstand a total loss of its investment.

         3 .2     Binding Obligations. This Agreement and each additional
                  -------------------
agreement expressly contemplated by this Agreement, constitutes a valid and legally binding obligation of the Investor.

         3. 3     Corporate Investors. If the Investor is a corporation, it
                  -------------------
hereby represents and warrants that:

                  (a) Organization and Standing. The Investor is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to own its properties and to carry on its business as now conducted.

                  (b)      Authorization. All corporate action on the part of
                           -------------
the Investor, its officers and directors necessary for the authorization, execution and delivery of this Agreement and all additional agreements expressly contemplated by this Agreement and the performance of all obligations of the Investor hereunder have been taken or will be taken prior to the Closing.


                                    ARTICLE 4

                        Federal and Other Securities Laws

         4.1      Investment Representations and Warranties. As an inducement to
                  -----------------------------------------
the Company to sell Series C Preferred to the Investor, the Investor hereby agrees, represents and warrants, as of the date of acceptance of the Investor's subscription:

                  (a) By reason of the Investor's knowledge and experience in financial and business matters in general, and investments in particular, the Investor is able to evaluate the merits and risks of an investment in the Securities. For purposes of this Article 4, the term "Securities" shall mean each of the shares of

Series C Preferred and the shares of Company Common Stock (the "Common Stock") into which shares of Series C Preferred may be converted.

                  (b) The Investor's income and net worth are such that the Investor is not now required, and does not contemplate in the future being required, to dispose of any portion of any investment in the Securities to satisfy any existing or contemplated undertaking.

                  (c) In evaluating the merits and risks of an investment in the Securities, the Investor has relied solely upon the Offering Documents and the advice of its legal counsel, tax advisors, and/or investment advisors.

                  (d) The Investor is able to bear the economic risk of an investment in the Securities, including without limiting the generality of the foregoing, the risk of losing part or all of the Investor's investment in the Securities, and the inability to sell or transfer the Securities for an indefinite period of time or at a price which would enable the Investor to recoup its investment in the Securities.

                  (e) The Investor's purchase of the Securities is as principal, solely for the Investor's own account, for investment, and not with an intent to sell, or for sale in connection with any distribution of the Securities, and no other person has any interest in or right with respect to the Securities, nor has the Investor agreed to give any person any such interest or right in the future.

                  (f) The Investor is an "accredited investor" as that term is defined in Section 501(a) of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). An "accredited investor" includes, among other persons and entities. (1) a natural person whose net worth, or joint net worth with that person's spouse, exceeds $1,000,000; (2) a natural person who has had income in excess of $200,000 in each of the two most recent years, or, with that person's spouse, in excess of $300,000 in those years, and who expects to have at least that level of income in the current year; (3) a corporation, partnership or similar business entity, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000; and (4) any entity in which all of the equity owners are accredited investors.

                  (g) If the Investor is a corporation, partnership or trust, the person executing this Agreement on behalf of such entity has all right, power and authority to so execute and deliver this Agreement on behalf of such entity and that the above representations, warranties, agreements, acknowledgments and understandings shall be deemed to have been made on behalf of the person or persons for whose benefit such Securities are being acquired.

                  (h) The Company has afforded the Investor and its advisors full and complete access to all information with respect to the Company and its business and financial condition (to the extent that such information was possessed by the Company or could be acquired by the Company without unreasonable effort or expense) that the Investor and its advisors deemed necessary in order to evaluate the merits and risks of an investment in the Securities. The Investor further represents and warrants that its advisors have received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries made by them in respect thereof.

                  (i) The offer to sell Securities was directly communicated to the Investor, in such a manner that the Investor was able to ask questions and receive answers concerning the terms of this transaction and that at no time was the Investor presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement or any other form of general advertising, or invited to any promotional meeting, otherwise than in connection and concurrently with such communicated offer. No oral representations have been made or oral information furnished to the Investor in connection with the placement of Securities which were in any way inconsistent with the Memorandum or its exhibits .

         4.2      Further Acknowledgments By Investor. The Investor represents
                  -----------------------------------
and warrants that the Investor has been advised that:

                  (a) The Securities have not been registered under the Securities Act, or under the securities laws of any state and that the Securities must be held until the Securities are registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

                  (b) No federal or state agency, including the U.S. Securities and Exchange Commission (the "Commission"), or the securities commission or authorities of any state or regulatory jurisdiction has approved or disapproved the Securities, passed upon or endorsed the merits of the Offering or the accuracy or adequacy of the Offering Documents, or made any finding or determination as to the fairness of the Securities or an investment in the Securities.

                  ( c)     The Securities that the Investor will be acquiring
may be considered "Restricted Securities" as that term is defined in Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least two years from the date of issuance, and even then will not be available unless (1) a public trading market then exists for said Securities, (2) adequate information concerning the Company is then available to the public, and (3) other terms and conditions of Rule 144 are complied with.

                  (d) Any and all certificates representing the Securities shall bear a legend describing the aforementioned restrictions on the transfer of such Securities which legend will not be removed until the Securities have been registered under the Securities Act. The Securities are sold in accordance with any of the provisions of Rule 144 or Rule l44A under the Securities Act, or the Securities qualify for resale under Rule 144(k) promulgated under the Securities Act.

                  ( e)     Investor understands that in the view of the
Commission the statutory basis for the exemption claimed for the transactions contemplated by the Agreement would not be present if the offering of Securities, although in technical compliance with Regulation D promulgated under the Securities Act, is part of a plan or scheme to evade the registration provisions of the Securities Act, and Investor confirms that its purchase is not part of any such plan or scheme.

                  (f) The Investor agrees that all certificates evidencing the Securities shall bear a legend in substantially the following form, and by which the Investor agrees to be bound, in addition to any legends required by state securities laws:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
                  NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED NOR QUALIF1ED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURRRITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS AGREEMENT IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

                  (g) The Company shall make a notation regarding the restrictions on transfer of the Securities in its stock books, and the Company shall not be required to transfer on its books any of such Securities that have been sold or transferred in violation of any of the provisions of this Agreement or to treat as the owner of such Securities any transferee to whom such securities have been so transferred.

         4.3      Registration of Shares.
                  ----------------------

                  (a)      Filing of Registration Statement. The Company shall
                           --------------------------------
use its best efforts to file with the Commission, on or before the date ninety
(90) days following the final Closing ("Final Closing") or the sale of Securities to any investors participating in this Offering or the Overseas Offering, a registration statement under the Securities Act covering the resale of the

Common Stock (including shares of common stock issued or issuable as a dividend or other distribution with respect to, or in exchange for, or in replacement of such Common Stock) (collectively, the "Registrable Securities") by the holders thereof (the "Holders"). Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration pursuant to this
Section 4.3 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

                  (b)      Company Obligations Regarding Registration Statement.
                           ----------------------------------------------------

                           The Company shall:

                           (i)      Keep the registration statement with respect
to the Registrable Securities filed pursuant to Section 4.3(a) of this Agreement ("Registration Statement") effective for the period from the date of declaration of effectiveness of such Registration Statement through the earlier of: (i) the date 24 months from the Fina1 Closing, or (ii) the sale of all of the Registrable Securities;

                           (ii)     Prepare and file with the Commission such
amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the period of its effectiveness; and

                           (iii)    Furnish to the Holders such numbers of
copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (c)      Investor Cooperation and Indemnification. The
                           ----------------------------------------
Investor agrees to cooperate fully with the Company in the preparation and filing of the Registration Statement. The Investor will provide at its own expense and in writing to the Company all information and data with respect to itself and to its plan of distribution as shall be required by the rules and regulations of the Commission, to be included in any such Registration Statement. The Investor also agrees to comply fully with reasonable procedures established by the Company in connection with the registration. The Investor further agrees to indemnify, defend, and hold harmless the Company, each of its directors, each of its officers who has signed such Registration Statement, (or any amendment or supplement thereof) and each person, if any, who controls the Company, within the meaning of the Securities Act, against any costs, expenses (including attorneys' fees), losses, damages or liabilities to which the Company, or any such director, officer or controlling person of the Company may become subject under the Securities Act or otherwise, insofar as said costs, expenses, losses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any violation by a selling stockholder under this Agreement or any reasonable procedures established by the Company in connection with the registration, or untrue statement or alleged untrue statement of material fact contained in the registration statement (or any amendment or supplement thereof), or arising out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall apply only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished by the Investor for use in the preparation thereof.

                  (d)      Company Indemnification. The Company hereby agrees to
                           -----------------------
indemnify, defend, and hold harmless the Investor, each of its directors and officers and each person, if any, who controls the Investor within the meaning of the Securities Act against any costs, expenses (including attorneys fees), losses, damages or liabilities to which the Investor or any such director or officer or controlling person may become subject under the Securities Act or otherwise insofar as said costs, expenses, losses, damages or liabilities (or actions in respect thereof), arise out of or are based upon, any untrue statement or alleged untrue statement of material fact contained in the registration statement, (or any amendment or supplement thereof) or from the omission or the alleged omission therein of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall apply only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished by the Company or any officer, director or controlling person of the Company (other than the Investor) for use in the preparation thereof and that the Company shall be entitled to control the defense and any settlement of any such matter


                                    ARTICLE 5

               Conditions to the Company's Obligations at Closing

         The obligations of the Company under Section 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions as to the Investor:

         5.1      Representations and Warranties True on the Closing. The
                  --------------------------------------------------
representations and warranties of the Investor contained in Sections 3 and 4 shall be true on and as of the Closing with the same force and effect as if they had been made at the Closing.

         5.2      Payment of Purchase Price. The Investor shall have delivered
                  -------------------------
to the Company, the total consideration for all of the shares of Series C Preferred which the Investor is purchasing at the Closing.


                                    ARTICLE 6

                               Series C Preferred

         6.1      Registration and Transfer of Series C Preferred.
                  -----------------------------------------------

                  (1) The Company (or any designated agent of the Company) shall, at all times while any shares of Series C Preferred are outstanding, act as the registrar of the Series C Preferred and shall cause to be kept at its principal office in the City of Portland, Oregon, or in such other place or places and by such other registrar or registrars, if any, as the Company may designate, a register in which shall be entered the names and addresses of the registered holders of Series C Preferred and of all transfers of Series C Preferred. The name of the registered holder shall be noted on the certificates representing the Series C Preferred by the Company or other registrar.

                  (2) No transfer of shares of Series C Preferred shall be valid unless made by the registered holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Company, upon compliance with the provisions of this Agreement, applicable law, and such other requirements as the Company and/or other registrar may reasonably prescribe, and unless such transfer shall have been duly entered on the appropriate register by the Company or other registrar. The person in whose name a share of Series C Preferred is registered shall be deemed to be the owner thereof.

         6.2      Series C Preferred. The Series C Preferred shall have such
                  ------------------
conversion, dividend, liquidation preferences, and voting rights as set forth in the Certificate of Designations.

         6.3      Reservation of Shares. The Company agrees that, so long as any
                  ---------------------
share of Series C Preferred shall remain outstanding, the Company shall at all times reserve and keep available, out of its authorized capital stock for the purpose of issue upon conversion of the Series C Preferred, the full number of shares of Common Stock then issuable upon conversion of the outstanding Series C Preferred.

         6.4      Va1idity of Shares. The Company agrees that all shares of
                  ------------------
Common Stock which may be issued upon conversion of the Series C Preferred will, upon issuance, be legally and validly issued, fully paid and nonassessable.

                                    ARTICLE 7

                                  Miscellaneous

         7 .1     Survival of Warranties. The warranties, representations and
                  ----------------------
covenants contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Company or the Investor, as the case may be .

         7 .2     Entire Agreement. This Agreement constitutes the entire
                  ----------------
agreement between the parties, and neither party shall be liable or bound to the other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         7.3      Governing Law. This Agreement shall be governed and construed
                  -------------
under the laws of the State of Oregon as applied to agreements among Oregon residents entered into and to be performed entirely within Oregon.

         7.4      Titles and Subtitles. The titles and subtitles used in this
                  --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.5      Notices. Any notice required or permitted under this Agreement
                  -------
shall be given in writing and shall be deemed effectively given upon personal delivery or seven (7) business days after deposit in the international or U. S. mail, postage prepaid, addressed to the Company at OXIS International, Inc., 6040 North Cutter Circle, Suite 317, Portland, Oregon 97217, and to the Investor at the address set forth on the signature page hereto, or at such other address as a party may designate by ten (10) days' advance notice to the other party.

         7.6      Expenses. The Company shall pay all costs and expenses that it
                  --------
incurs with respect of the negotiation, execution, delivery and performance of the Offering, and each Investor shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

         7.7      Amendments and Waivers. Any term of this Agreement may be
                  ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of a majority of the shares of Series C Preferred purchased in this U.S. Offering then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of the Series C Preferred purchased under this Agreement at the time outstanding (including the shares of Common Stock issuable upon conversion of the Series C Preferred), each future holder of such Series C Preferred and the Company.

         7.8      Rights of Investors. Each holder of the Series C Preferred
                  -------------------
shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement or applicable law as a holder of Series C Preferred, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such holder shall not incur any liability to any other holder or holders of the securities with respect to exercising or refraining from exercising any such right or rights.

         7.9      Severability. If one or more provisions or this Agreement are
                  ------------
held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

         7.10     Counteparts. This Agreement may be executed in two or more
                  -----------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.11     Gender. Words importing the neuter gender shall include the
                  ------
masculine and feminine gender.

         7.12     Definitions. Terms used herein and defined in the Memorandum
                  -----------
shall have the same meanings herein as therein defined.


                                    ARTICLE 8

                                  Subscription

         8.1      Subscription Amount. The undersigned hereby subscribes for
                  -------------------
[number of shares of Series C Preferred as per attachment to this Subscription] shares of Series C Preferred (total purchase price $___________) and tenders herewith a certified check or bank draft in full payment for such subscription or shall tender such other evidence of payment in full for the Securities as shall be acceptable to the Company, including forgiveness of outstanding indebtedness.

         8.2      Resale Compliance. The undersigned agrees to comply with the
                  -----------------
Securities Act and the rules and regulations promulgated thereunder, and any other relevant securities legislation and policies governing the purchase, holding and resale of the securities subscribed for (or those issuable upon conversion thereof), including, without limitation, applicable state blue sky laws.

The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

CORPORATE OR OTHER ENTITY:               INDIVIDUAL INVESTOR(S):

_________________________________
(Printed Name of Entity)

By: *____________________________        *_________________________________
    -                                    -
(Signature)                              (Signature)

_________________________________         _________________________________
(Name Printed)                            (Name Printed)

Title:___________________________         ________________________________
                                                 (Street Address)
_________________________________
(Street Address)                          ________________________________
                                                (City, State, Zip)
_________________________________
(City, State, Zip)                        ________________________________
                                                (Telephone Number)
_________________________________
(Telephone Number)
Federal I.D. No. ________________

                                    FORM OF OWNERSHIP

                                    [  ] individual      [  ] community property

                                    [  ] joint tenants   [  ] tenants in commong

                                    [  ] other ___________________

                                    * Signed by all investors

ACCEPTED:

OXIS INTERNATIONAL, INC., a Delaware corporation

By: _**____________________________
     --
         Name:
         Title:

Dated: ________________________, 1996

** Signed by Company

                            OXIS INTERNATIONAL, INC.

                        SERIES C PREFERRED STOCK OFFERING

                            (1,774,080 Total Shares)


--------------------------------------------------------------------------------
                 Holder                           Purchase Price        Shares
                 ------                            ($1.30/sh)           ------
                                                   ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Marc Dumont                                           100,070           76,977
--------------------------------------------------------------------------------
Legong Investments N.V.                               200,000          153,846
--------------------------------------------------------------------------------
Rauch & Co.                                           260,000          200,000
--------------------------------------------------------------------------------
Megapolis B.V.                                         24,999           19,230
--------------------------------------------------------------------------------
Carlo Gillet                                           40,300           31,000
--------------------------------------------------------------------------------
D.N.B.                                                100,000           76,923
--------------------------------------------------------------------------------
Sharon L. Carpenter IRS                                49,999           38,461
--------------------------------------------------------------------------------
Deborah A. Y. Day IRA                                 100,000           76,923
--------------------------------------------------------------------------------
Syliva Morio IRA                                       49,999           38,461
--------------------------------------------------------------------------------
Maxine Y. Yakushijin IRA                              100,000           76,923
--------------------------------------------------------------------------------
Terrance Y. Yoshikawa IRA                             200,000          153,846
--------------------------------------------------------------------------------
America HealthCare Fund, LP                           100,100           77,000
--------------------------------------------------------------------------------
Alta-Berkeley L.P. II                                 259,145          199,342
--------------------------------------------------------------------------------
Finovelec S.A.                                        202,222          155,555
--------------------------------------------------------------------------------
BBL France                                             65,000           50,000
--------------------------------------------------------------------------------
EGGER & Co., c/o chase Manhatt                         13,000           10,000
--------------------------------------------------------------------------------
EGGER & Co., c/o chase Manhatt                         13,000           10,000
--------------------------------------------------------------------------------
EGGER & Co., c/o chase Manhatt                         13,000           10,000
--------------------------------------------------------------------------------
EGGER & Co., c/o chase Manhatt                         13,000           10,000
--------------------------------------------------------------------------------
EGGER & Co., c/o chase Manhatt                          6,500            5,000
--------------------------------------------------------------------------------
EGGER & Co., c/o chase Manhatt                          1,300            1,000
--------------------------------------------------------------------------------
EGGER & Co., c/o chase Manhatt                         13,000           10,000
--------------------------------------------------------------------------------
FINNO S.A.                                            177,895          136,842
--------------------------------------------------------------------------------
Sofinnova Capital F.C.P.R.                            122,266           94,051
--------------------------------------------------------------------------------
Sofinnova S.A.                                         81,510           62,700
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    TOTAL          $2,306,305        1,774,080
--------------------------------------------------------------------------------

         THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED IN SECTION 11 HEREOF. NEITHER THE RIGHTS REPRESENTED BY THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF (COLLECTIVELY, THE "SECURITIES") HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE LAW, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES, OR TO OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE, NOR MAY THE WARRANT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATIONS UNDER THE SECURITIES ACT. THE RESALE SAFE HARBOR OF REGULATION S DOES NOT PERMIT THE RESALE OF THE SECURITIES IN THE UNITED STATES OR TO A U.S. PERSON. OFFERS AND SALES MAY BE MADE IN THE UNITED STATES OR TO U.S. PERSONS ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SUCH ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART NOR THE WARRANT EXERCISED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTON 2 AND SECTION 11 HEREOF.

                            OXIS INTERNATIONAL, INC.

                        WARRANT TO PURCHASE COMMON STOCK

         OXIS International, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, _________________ ("Investor"), the registered holder hereof, or its registered assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof but not after 5 :00 P ..M., Portland time, on the Expiration Date (as defined herein), ___________________ (_____) fully paid nonassessable shares (the "Warrant Shares") of Common Stock (as defined herein) of the Company (as adjusted from time to time as provided in this Warrant) at an initial purchase price of U.S. $1.43 per share in lawful money of the United States.

         Section 1.        (a)      Definitions. The following words and terms
                                    -----------
as used in this Warrant shall have the following meanings:

                  "Common Stock" means (a) the Company's common stock and (b)
                   ------------
any capital stock into which such "Common Stock" shall have been changed or any capital stock resulting from a reclassification of such "Common Stock."

                  "Convertible Securities" mean any securities issued by the
                   ----------------------
Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

                  "Expiration Date" means May 8, 2001.
                   ---------------

                  "Warrant Exercise Price" shall initially be U.S. $1.43 per
                   ----------------------
share and shall be adjusted and readjusted from time to time as provided in this Warrant.

                           (b)      Other Definitional Provisions. (i) Except as
                                    -----------------------------
otherwise specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person's successors and assigns,
(B) to the Company shall be deemed to include the Company's successors and (C) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                  (ii) When used in this Warrant, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

                  (iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

         Section 2.        Exercise of Warrant. (a) Subject to the terms and
                           -------------------
conditions hereof, this Warrant may be exercised, in whole or in part, at any time during normal business hours on or after the opening of business on the date hereof and prior to the close of business on the Expiration Date. The rights represented by this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share) by
(i) delivery of a written notice, in the form of the Subscription Notice attached as Exhibit A hereto, of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) in cash or by certified or official bank check, for the number of Warrant Shares as to which this Warrant shall have been exercised, and (iii) the surrender of this Warrant, properly endorsed, at the principal office of the Company in Portland, Oregon (or at such other agency or office of the Company as the Company may designate by notice to the holder hereof); provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 11 shall be applicable. In addition, exercise of the Warrant is expressly conditioned upon the delivery to the Company by the holder thereof of either:
(x) written certification that it is not a "U.S. person" (as defined in Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act")) and that the Warrant is not being exercised on behalf of a U.S. person; or (y) a written opinion of counsel to the effect that the Warrant and the Warrant Shares have been registered under the Securities Act or are exempt from registration thereunder. THE WARRANT MAY NOT BE EXERCISED WITHIN THE UNITED STATES AND THE WARRANT SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UPON EXERCISE OF THE WARRANT, OTHER THAN IN OFFERINGS DEEMED TO MEET THE DEFINITION OF AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 902 OF REGULATION S, UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. EXERCISE OF THE WARRANT IS FULLY SUBJECT TO ALL PROCEDURES ESTABLISHED BY THE COMPANY IN CONNECTION WITH THE FOREGOING SENTENCE AND THE COMPANY WILL NOT HONOR ANY EXERCISE IF THE REQUIREMENTS OF THE FOREGOING SENTENCE AND RELATED PROCEDURES ESTABLISHED BY THE COMPANY ARE NOT FULFILLED. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the holder, shall be delivered to, or as directed by such holder within a reasonable time, not exceeding 15 days, after such rights shall have been so exercised.

                  (b) Unless the rights represented by this Warrant shall have expired or have been fully exercised, the Company shall issue a new Warrant identical in all respects to the Warrant exercised except (x) it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant was exercised, and (y) the holder thereof shall be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

         Section 3.        Covenants as to Common Stock. The Company covenants
                           ----------------------------
and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and that the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

         Section 4.        Adjustment of Warrant Exercise Price Upon Stock
                           -----------------------------------------------
Splits, Dividends, Distributions and Combinations: and Adjustment of Number of
------------------------------------------------------------------------------
Shares. (a) In case the Company shall at any time subdivide its outstanding
------
shares of Common Stock into a greater number of shares or issue a stock dividend or make a distribution with respect to outstanding shares of Common Stock or Convertible Securities payable in Common Stock or in Convertible Securities, the Warrant Exercise Price in effect immediately prior to such subdivision or stock dividend or distribution shall be proportionately reduced (treating for such purpose any such shares of Convertible Securities outstanding or payable as being the number of shares of Common Stock issuable upon their conversion) and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased in each case by multiplying the then effective Warrant Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such action, and the product so obtained shall thereafter be the Warrant Exercise Price.

                  (b) Upon each adjustment of the Warrant Exercise Price as provided above in this Section 4, the registered holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price after such adjustment.

         Section 5.        Notice of Adjustment of Warrant Exercise Price. Upon
                           ----------------------------------------------
any adjustment of the Warrant Exercise Price, then the Company shall give notice thereof to the registered holder of this Warrant, which notice shall state the Warrant Exercise Price in effect after such adjustment and the increase, or decrease, if any, in the number of shares purchasable at the Warrant Exercise Price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         Section 6.        Computation of Adjustments. Upon each computation of
                           --------------------------
an adjustment in the Warrant Exercise Price and the number of shares which may be subscribed for and purchased upon exercise of this Warrant, the Warrant Exercise Price shall be computed to the nearest cent (i.e., fractions of .5 of a cent, or greater, shall be rounded to the next highest cent) and the number of shares which may be subscribed for and purchased upon exercise of this Warrant shall be calculated to the nearest whole share (i.e., fractions of less than one half of a share shall be disregarded and fractions of one half of a share, or greater, shall be treated as being a whole share).

         Section 7.        No Change in Warrant Terms on Adjustment.
                           ----------------------------------------
Irrespective of any adjustment in the Warrant Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares as are stated herein and the Warrant Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.

         Section 8.        Taxes. The Company shall not be required to pay any
                           -----
tax or taxes attributable to the initial issuance of the Warrant Shares or any transfer involved in the issue or delivery of any certificates for Warrant Shares of Common Stock in a name other than that of the registered holder hereof or upon any transfer of this Warrant.

         Section 9.        Warrant Holder Not Deemed a Shareholder. No holder,
                           ---------------------------------------
as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he is then entitled to receive upon the due exercise of this Warrant.

         Section 10.       No Limitation on Corporate Action. No provisions of
                           ---------------------------------
this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

         Section 11.       Transfer: Opinions of Counsel: Restrictive Legends.
                           --------------------------------------------------

                  (a) Prior to any sale, transfer or other disposition of this Warrant or the Warrant Shares, the holder thereof will give ten (10) days' notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer and, if such transfer is not registered under the Securities Act (below defined), shall be accompanied by an opinion, addressed to the Company and reasonably satisfactory in form and substance to it, of counsel (reasonably satisfactory to the Company) for such holder, stating whether, in the opinion of such counsel, such transfer will be a transaction exempt from registration under the Securities Act.

                  (b) If such sale, transfer or other disposition may in the opinion of such counsel be effected without registration under the Securities Act, such holder shall thereupon be entitled to the terms of the notice delivered by such holder to the Company. If in the opinion of such counsel such transfer may not be effected without registration under the Securities Act, such holder shall not be entitled to so transfer this Warrant, or the Warrant Shares unless the Company shall have filed a registration statement relating to such proposed transfer and such registration statement has become effective under the Securities Act.

                  (c) Subject to the provisions of this Section 11, the holder may at any time transfer this Warrant or the Warrant Shares to an affiliate of the holder.

                  (d) The terms of any registration rights agreement entered into by and between the Company and the holder hereof, to the extent applicable, shall be binding upon and inure to the benefit of any transferee of this Warrant (or unexercised portion hereof) or Warrant Shares issued upon the exercise of this Warrant, and shall cease to be binding upon or benefit the transferor.

                  (e) Any Warrant Shares issued pursuant to the exercise of this Warrant may bear one or more of the legends in similar form to the legend set forth on this Warrant.

         Section 12.       Exchange of Warrant. This Warrant is exchangeable
                           -------------------
upon the surrender hereof by the holder hereof at such office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender .

         Section 13.       Lost, Stolen. Mutilated or Destroyed Warrant. If this
                           --------------------------------------------
Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         Section 14.       Representation of Holder. The holder of this Warrant,
                           ------------------------
by the acceptance hereof, represents that it is acquiring this Warrant for its own account for investment and not with a view to, or sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, nor with any present intention of distributing any of the same.

         Section 15.       Notice. All notices and other communications under
                           ------
this Warrant shall (a) be in writing (which shall include communications by telecopy), (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, by telecopier, or (ii) delivered by hand, ( c ) be given at the following respective addresses and telecopier numbers and to the attention of the following persons:

                  (i)      if to the Company, to it at:

                                    OXIS International, Inc.
                                    Corporate Headquarters
                                    6040 N. Cutter Circle, Suite 317
                                    Portland, Oregon 97217-3935
                                    Attention: Ray R. Rogers, Chairman
                                    Telephone: (503) 283-3911
                                    Telecopier: (503) 283-4058

                           with a copy to:

                                    Jackson, Tufts, Cole & Black
                                    60 South Market Street
                                    San Jose, CA 95113
                                    Attention: Richard Scudellari, Esq.
                                    Telephone: (408) 998-1952
                                    Telecopier: (408) 998-4889

                  (ii) if to Investor, to it at the address set forth below Investor's signature on the signature page hereof.

or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address", and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided, except that notices of a change of address, telecopier or telephone number, shall not be deemed furnished, until received.

         Section 16.       Miscellaneous. This Warrant and any term hereof may
                           -------------
be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Warrant shall be governed by and interpreted under the laws of the State of Oregon.

         Section 17.       Date. The date of this Warrant is May 9, 1996. This
                           ----
Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 11 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.


                                      OXIS INTERNATIONAL, INC.
                                      By: ______________________________
                                      Name: ____________________________
                                      Title: ___________________________

ACCEPTED:
--------

_____________________________

BY:__________________________
Name:________________________
Title:_______________________
Address:_____________________

                              EXHIBIT A TO WARRANT
                              --------------------

                                SUBSCRIPTION FORM

TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH REGISTERED HOLDER DESIRES TO EXERCISE THIS WARRANT


OXIS INTERNATIONAL, INC.

         The undersigned hereby exercises the right to purchase Warrant Shares covered by this Warrant according to the conditions thereof and herewith makes payment of U.S. $_________, the aggregate Warrant Exercise Price of such Warrant Shares in full.

         The undersigned further certifies that either: (i) it is not a "U.S. person" (as defined in Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act")) and that the Warrant is not being exercised on behalf of a U.S. person; or (ii) the undersigned is providing to the Company herewith a written opinion of counsel to the effect that the Warrant and the Warrant Shares have been registered under the Securities Act or are exempt from registration thereunder.

                                      INVESTOR:

                                      By:______________________________________
                                      Name: ___________________________________
                                      Title:___________________________________
                                      Address:_________________________________
                                      _________________________________________
                                      _________________________________________

                                      Number of Warrant Shares Being Purchased:
                                      _________________________________________

Dated:____________, 199___.